Exhibit 10.1

Execution

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Amendment”), dated as of March 17, 2006, is entered into by and among WINN-DIXIE STORES, INC., Debtor and Debtor-in-Possession, a Florida corporation (“Winn-Dixie”), WINN-DIXIE MONTGOMERY, INC., Debtor and Debtor-in-Possession, a Florida corporation (“W-D Montgomery”), WINN-DIXIE PROCUREMENT, INC., Debtor and Debtor-in-Possession, a Florida corporation (“W-D Procurement”), WINN-DIXIE RALEIGH, INC., Debtor and Debtor-in-Possession, a Florida corporation (“W-D Raleigh”), WINN-DIXIE SUPERMARKETS, INC., Debtor and Debtor-in-Possession, a Florida corporation (“W-D Supermarkets”), DIXIE STORES, INC., Debtor and Debtor-in-Possession, a New York corporation (“Dixie Stores” and together with Winn-Dixie, W-D Montgomery, W-D Procurement, W-D Raleigh and W-D Supermarkets, each a “Borrower” and, collectively, “Borrowers”), the various financial institutions and other Persons from time to time parties to the Credit Agreement (“Lenders”), WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent and collateral monitoring agent for the Lenders (in such capacities, “Agent”), GENERAL ELECTRIC CAPITAL CORPORATION and THE CIT GROUP/BUSINESS CREDIT, INC., as syndication agents for the Lenders (in such capacities, “Syndication Agents”), and BANK OF AMERICA, NA , MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., GMAC COMMERCIAL FINANCE LLC and WELLS FARGO FOOTHILL, LLC, as documentation agents for the Lenders (in such capacities, “Documentation Agents”).

W I T N E S S E T H:

WHEREAS, Agent and Lenders have entered into financing arrangements with Borrowers and Guarantors pursuant to which Agent and Lenders may, upon certain terms and conditions, make loans and advances and provide other financial accommodations to Borrowers as set forth in Credit Agreement, dated February 23, 2005, as amended by Amendment No. 1 to Credit Agreement, dated March 31, 2005, Amendment No. 2 and Consent to Credit Agreement, dated as of July 29, 2005, and Amendment No. 3 to Credit Agreement, dated as of January 31, 2006, among Agent, Syndication Agents, Documentation Agents, Lenders, Wachovia Capital Markets, LLC, as sole lead arranger and sole bookrunner, and Borrowers (as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”) and the other agreements, documents and instruments referred to therein or any time executed and/or delivered in connection therewith or related thereto, including this Amendment (all of the foregoing, together with the Credit Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Loan Documents”);

WHEREAS, Borrowers have requested that the Agent and the Lenders make certain amendments to the Credit Agreement, and the Agent and the Lenders are willing to agree to such amendments, subject to the terms and conditions contained herein; and

WHEREAS, the parties hereto desire to enter into this Amendment to evidence and effectuate such amendments, subject to the terms and conditions and to the extent set forth herein;

NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

(a) Additional Definitions. As used herein, in the Credit Agreement or in any of the other Loan Documents, the following terms shall have the meanings given to them below, and the Credit Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions in their proper alphabetical order:

(i) “Bubble Stores” means the approximately 35 retail stores leased by Borrowers and/or Guarantors which are located in core areas and are unprofitable.

(ii) “Bubble Store Disposition Documents” means the Bubble Store GOB Order, the Bubble Store Lease Disposition Orders and the other agreements, documents and instruments to be executed and/or delivered by any Borrower or Guarantor in connection therewith or related thereto and all exhibits and schedules thereto, as the same now exist and may hereafter be amended, modified or supplemented.

(iii) “Bubble Store GOB Order” means the order entered by the Bankruptcy Court approving, among other things, the liquidation of certain assets of the Borrowers and Guarantors from the Bubble Stores.

(iv) “Bubble Store Lease Disposition Orders” means, collectively, the orders entered by the Bankruptcy Court approving, among other things, the sale, assumption and assignment of the Leasehold Properties with respect to certain Bubble Stores and the rejection of the Leasehold Properties with respect to the remaining Bubble Stores (and the closure of such remaining Bubble Stores).

(b) Amendments to Definitions

(i) GOB Sale Documents. The definition of “GOB Sale Documents” set forth in the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘GOB Sale Documents’ means the GOB Sale Order, the Bubble Store GOB Order, the GOB Agency Agreement, and the other agreements, documents and instruments to be executed and/or delivered by any Borrower or Guarantor in connection therewith or related thereto and all exhibits and schedules thereto, as the same now exist and may hereafter be amended, modified or supplemented.”

(ii) Restructuring Plan. The definition of “Restructuring Plan” set forth in the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Restructuring Plan’ means the strategic plan of Winn-Dixie dated May 31, 2005 as described in Schedule VI to the Credit Agreement, as supplemented by the GOB Sale Documents, the Pharmacy Scripts Sale Documents, the Retail Store Sale Documents and the Bubble Store Disposition Documents.”

(c) Interpretation. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

2. Schedules to Credit Agreement — Restructuring Plan. Schedule VI to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule VI to this Amendment.

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3. Conditions Precedent.

(a) The provisions contained herein (other than Sections 1(b)(ii) and 2 hereof) shall be effective as of the date hereof, but only upon the satisfaction of each of the following conditions precedent, in a manner satisfactory to Agent:

(i) The Agent shall have received an original of this Amendment, duly authorized, executed and delivered by the Borrowers and the Required Lenders;

(ii) The Agent shall have received true, correct and complete copies of the Bubble Store GOB Order and each of the Bubble Store Disposition Documents executed and/or delivered in connection therewith or related thereto, each of which shall be in form and substance satisfactory to the Agent in its discretion;

(iii) The Borrowers and the Guarantors shall have complied in full with the notice and all other requirements as provided for under the Bubble Store GOB Order;

(iv) The Bubble Store GOB Order (i) shall have been entered by the Bankruptcy Court, (ii) shall be in full force and effect and (iii) shall not have been reversed, stayed, modified or amended without the express written consent of the Agent;

(v) Except as otherwise consented to by the Agent at any time, no application or motion shall have been made to the Bankruptcy Court for any stay, modification or amendment of the Bubble Store GOB Order and no stay or motion for a stay with respect to same shall have been entered or made;

(vi) Agent shall have received, in form and substance satisfactory to Agent, all consents, waivers, acknowledgments and other agreements from third persons which Agent may deem necessary or desirable in order to effectuate the provisions or purposes of this Amendment; and

(vii) as of the date of this Amendment and after giving effect hereto, no Default or Event of Default shall have occurred and be continuing.

(b) The provisions contained in Section 1(b)(ii) and 2 hereof shall be effective upon the satisfaction of each of the following conditions precedent, in a manner satisfactory to Agent:

(i) The Agent shall have received true, correct and complete copies of the Bubble Store Lease Disposition Orders and each of the Bubble Store Disposition Documents executed and/or delivered in connection therewith or related thereto, each of which shall be in form and substance satisfactory to the Agent in its discretion;

(ii) The Borrowers and the Guarantors shall have complied in full with the notice and all other requirements as provided for under the Bubble Store Lease Disposition Orders;

(iii) The Bubble Store Lease Disposition Orders (i) shall have been entered by the Bankruptcy Court, (ii) shall be in full force and effect and (iii) shall not have been reversed, stayed, modified or amended without the express written consent of the Agent;

(iv) Except as otherwise consented to by the Agent at any time, no application or motion shall have been made to the Bankruptcy Court for any stay, modification or amendment of the Bubble Store Lease Disposition Orders and no stay or motion for a stay with respect to same shall have been entered or made; and

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(v) as of the date of the entry of the Bubble Store Lease Disposition Orders and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing.

4. Additional Representations, Warranties and Covenants. Each Borrower, jointly and severally, represents, warrants and covenants with and to Agent and Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Loan Documents, being a continuing condition of the making of Loans by Lenders to Borrowers:

(a) Borrowers and Guarantors shall not, directly or indirectly, amend, modify, alter or change the terms of any of the Bubble Store Disposition Documents, or enter into any Bubble Store Disposition Documents not in effect as of the date hereof without in each case the prior written consent of the Agent;

(b) Borrowers and Guarantors shall furnish to Agent all notices or demands in connection with the Bubble Store Disposition Documents either received by any Borrower or Guarantor or on its behalf promptly after the receipt thereof, or sent by any Borrower or Guarantor or on its behalf concurrently with the sending thereof, as the case may be;

(c) this Amendment and the other agreements, documents and instruments to be executed and/or delivered by any Borrower in connection herewith or related hereto (together with this Amendment, collectively, the “Amendment Documents”) have been duly authorized, executed and delivered by all necessary action on the part of each Borrower which is a party hereto and thereto and, if necessary, its stockholders and the agreements and obligations of Borrowers contained herein and therein constitute legal, valid and binding obligations of each Borrower enforceable against such Borrower in accordance with their respective terms;

(d) neither the execution and delivery of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof (i) does or shall conflict with or result in the breach of, or constitute a default in any respect under, any mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower is a party or may be bound, or (ii) shall violate any provision of the Certificate of Incorporation or By-Laws of any Borrower; and

(e) as of the date of this Amendment, no Default or Event of Default exists or has occurred.

5. Effect of this Amendment; Entire Agreement. Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. This Amendment represent the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. The Credit Agreement and this Amendment shall be read and construed as one agreement.

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6. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

7. Governing Law. This Amendment will be deemed to be a contract made under and governed by the laws of the State of New York (including for such purpose sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York) but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York and the Bankruptcy Code.

8. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

9. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

10. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. This Amendment may be executed and delivered by telecopier with the same force and effect as if it were a manually executed and delivered counterpart.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWERS:	WINN-DIXIE STORES, INC., Debtor and Debtor-in-Possession, as the Administrative Borrower and a Borrower

By:
Title:

WINN-DIXIE SUPERMARKETS, INC.,
Debtor and Debtor-in-Possession,
as a Borrower

By:
Title:

WINN-DIXIE MONTGOMERY, INC.,
Debtor and Debtor-in-Possession,
as a Borrower

By:
Title:

WINN-DIXIE PROCUREMENT, INC.,
Debtor and Debtor-in-Possession,
as a Borrower

By:
Title:

WINN-DIXIE RALEIGH, INC.,
Debtor and Debtor-in-Possession,
as a Borrower

By:
Title:

DIXIE STORES, INC., Debtor and Debtor-in-Possession, as a Borrower

By:
Title:

AGENTS AND LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION,
as the Administrative Agent, the Collateral
Monitoring Agent, the Issuer, a Lender and the Swing
Line Lender

By:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Syndication Agent and a Lender

By:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as a Syndication Agent and a Lender

By:
Title:

BANK OF AMERICA, NA,
as a Documentation Agent and a Lender

By:
Title:

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., as a Documentation Agent and a Lender

By:
Title:

GMAC COMMERCIAL FINANCE LLC,
as a Documentation Agent and a Lender

By:
Title:

WELLS FARGO FOOTHILL, LLC,
as a Documentation Agent and a Lender

By:
Title:

LASALLE RETAIL FINANCE, A DIVISION OF LASALLE BUSINESS CREDIT, INC., AS AGENT FOR STANDARD FEDERAL BANK, as a Lender

By:
Title:

WESTERNBANK PUERTO RICO, as a Lender

By:
Title:

NATIONAL CITY BUSINESS CREDIT, INC.,
as a Lender

By:
Title:

UBS AG, STAMFORD BRANCH,
as a Lender

By:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:
Title:

STATE OF CALIFORNIA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM, as a Lender

By:
Title:

AMSOUTH BANK, as a Lender

By:
Title:

WEBSTER BUSINESS CREDIT CORP., as a Lender

By:
Title:

ISRAEL DISCOUNT BANK OF NEW YORK,
as a Lender

By:
Title:

By:
Title:

MARATHON STRUCTURED FINANCE FUND, L.P.,
as a Lender

By:	Marathon Asset Management, L.L.C.
Its:	Investment Manager and Authorized Signatory

By:
Title:

RZB FINANCE LLC, as a Lender

By:
Title:

By:
Title:

SOVEREIGN BANK, as a Lender

By:
Title:

ERSTE BANK, as a Lender

By:
Title:

By:
Title:

AZURE FUNDING, as a Lender

By:
Title:

SENIOR DEBT PORTFOLIO, as a Lender

By:
Title:

GRAYSON & CO., as a Lender

By:
Title:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender

By:
Title:

SCHEDULE VI

TO

CREDIT AGREEMENT

Restructuring Plan

1. The first phase of the Restructuring Plan includes the sale and/or closure of approximately 329 retail stores leased by Borrowers and/or Guarantors which are located in noncore areas or are unprofitable, including (a) the sale of approximately 79 retail stores as going concerns, (b) the closure of the remaining retail stores not sold as going concerns, (c) the sale and/or closure of certain manufacturing facilities and certain distribution centers, and (d) the liquidation of the Inventory, Pharmacy Scripts, furniture, fixtures, equipment, Leasehold Properties and other assets of the Borrowers and Guarantors from the closed retail stores and manufacturing facilities not sold as going concerns.

2. The second phase of the Restructuring Plan includes the disposition of the Bubble Stores, including (a) the liquidation of the Inventory, Pharmacy Scripts, furniture, fixtures, equipment and other assets of the Borrowers and Guarantors from each of the Bubble Stores, and (b) the sale, assumption and assignment of the Leasehold Properties with respect to certain Bubble Stores and the rejection of the Leasehold Properties with respect to the remaining Bubble Stores (and the closure of such remaining Bubble Stores).